Transamerica American Funds Managed Risk VP

SCHEDULE OF INVESTMENTS

At September 30, 2023

(unaudited)

	Shares	Value
INVESTMENT COMPANY - 96.8%
U.S. Mixed Allocation Fund - 96.8%
American Funds Insurance Series - Asset Allocation Fund	37,071,169	$ 820,384,981

Total Investment Company (Cost $856,209,319)		820,384,981

	Principal	Value
REPURCHASE AGREEMENT - 1.9%
Fixed Income Clearing Corp., 2.50% (A), dated 09/29/2023, to be repurchased at $16,183,155 on 10/02/2023. Collateralized by a U.S. Government Obligation, 0.88%, due 09/30/2026, and with a value of $16,503,451.	$ 16,179,784	16,179,784

Total Repurchase Agreement (Cost $16,179,784)		16,179,784

Total Investments (Cost $872,389,103)		836,564,765
Net Other Assets (Liabilities) - 1.3%		11,123,837

Net Assets - 100.0%		$ 847,688,602

Transamerica Series Trust	Page 1

Transamerica American Funds Managed Risk VP

SCHEDULE OF INVESTMENTS (continued)

At September 30, 2023

(unaudited)

FUTURES CONTRACTS:

Short Futures Contracts

Description	Number of Contracts	Expiration Date	Notional Amount	Value	Unrealized Appreciation	Unrealized Depreciation
E-Mini Russell 2000® Index	(9)	12/15/2023	$(808,718)	$(809,370)	$—	$(652)
EUR Currency	(12)	12/18/2023	(1,591,841)	(1,591,875)	—	(34)
EURO STOXX 50® Index	(33)	12/15/2023	(1,458,952)	(1,466,744)	—	(7,792)
FTSE 100 Index	(6)	12/15/2023	(561,132)	(561,563)	—	(431)
GBP Currency	(8)	12/18/2023	(609,738)	(610,500)	—	(762)
MSCI Emerging Markets Index	(24)	12/15/2023	(1,155,162)	(1,146,600)	8,562	—
S&P 500® E-Mini Index	(216)	12/15/2023	(46,901,463)	(46,715,400)	186,063	—
S&P MidCap 400® E-Mini Index	(17)	12/15/2023	(4,272,727)	(4,284,680)	—	(11,953)

Total Futures Contracts					$194,625	$(21,624)

INVESTMENT VALUATION:

Valuation Inputs (B)

	Level 1 - Unadjusted Quoted Prices	Level 2 - Other Significant Observable Inputs	Level 3 - Significant Unobservable Inputs	Value
ASSETS
Investments
Investment Company	$820,384,981	$—	$—	$820,384,981
Repurchase Agreement	—	16,179,784	—	16,179,784

Total Investments	$820,384,981	$16,179,784	$—	$836,564,765

Other Financial Instruments
Futures Contracts (C)	$194,625	$—	$—	$194,625

Total Other Financial Instruments	$194,625	$—	$—	$194,625

LIABILITIES
Other Financial Instruments
Futures Contracts (C)	$(21,624)	$—	$—	$(21,624)

Total Other Financial Instruments	$(21,624)	$—	$—	$(21,624)

FOOTNOTES TO SCHEDULE OF INVESTMENTS:

(A)	Rate disclosed reflects the yield at September 30, 2023.
(B)	There were no transfers in or out of Level 3 during the period ended September 30, 2023. Please reference the Investment Valuation section of the Notes to Schedule of Investments for more information regarding investment valuation and pricing inputs.
(C)	Derivative instruments are valued at unrealized appreciation (depreciation).

CURRENCY ABBREVIATIONS:

EUR	Euro
GBP	British Pound

PORTFOLIO ABBREVIATIONS:

FTSE	Financial Times Stock Exchange
STOXX	Deutsche Börse Group & SIX Group Index

Transamerica Series Trust	Page 2

Transamerica American Funds Managed Risk VP

NOTES TO SCHEDULE OF INVESTMENTS

At September 30, 2023

(unaudited)

INVESTMENT VALUATION

Transamerica American Funds Managed Risk VP (the “Portfolio”) is a series of the Transamerica Series Trust.

Transamerica Asset Management, Inc. (“TAM”) has been designated as the Portfolio’s valuation designee pursuant to Rule 2a-5 under the Investment Company Act of 1940, as amended, with responsibility for fair valuation subject to oversight by the Portfolio’s Board of Trustees. The net asset value of the Portfolio is computed as of the official close of the New York Stock Exchange (“NYSE”) each day the NYSE is open for business.

TAM utilizes various methods to measure the fair value of its investments on a recurring basis. Generally Accepted Accounting Principles in the United States of America establishes a hierarchy that prioritizes inputs to valuation methods. The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. The three levels (“Levels”) of inputs of the fair value hierarchy are defined as follows:

Level 1 — Unadjusted quoted prices in active markets for identical securities.

Level 2 — Inputs, other than quoted prices included in Level 1, which are observable, either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates, and similar data.

Level 3 — Unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available, which may include TAM’s own assumptions used in determining the fair value of the Portfolio’s investments and derivative instruments.

The inputs used to measure fair value may fall into different Levels of the fair value hierarchy. In such cases, for disclosure purposes, the Level in the fair value hierarchy that is assigned to the fair value measurement of a security is determined based on the lowest Level input that is significant to the fair value measurement in its entirety. Certain investments that are measured at fair value using Net Asset Value (“NAV”) per share, or its equivalent, using the “practical expedient” have not been classified in the fair value Levels. The hierarchy classification of inputs used to value the Portfolio’s investments at September 30, 2023, is disclosed within the Investment Valuation section of the Schedule of Investments.

The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, but not limited to, the type of security, whether the security is new and not yet established in the marketplace, the liquidity of markets, and other characteristics particular to the security. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment. Accordingly, the degree of judgment exercised in determining fair value is generally greatest for instruments categorized in Level 3. Due to the inherent uncertainty of valuation, the determination of values may differ significantly from values that would have been realized had a ready market for investments existed, and the differences could be material.

Fair value measurements: Descriptions of the valuation techniques applied to the Portfolio’s significant categories of assets and liabilities measured at fair value on a recurring basis are as follows:

Investment companies: Certain investment companies are valued at the NAV as the practical expedient. These investment companies are not included within the fair value hierarchy. Certain other investment companies are valued at the actively traded NAV and no valuation adjustments are applied. These investment companies are categorized in Level 1 of the fair value hierarchy.

Repurchase agreements: Repurchase agreements are valued at cost, which approximates fair value. To the extent the inputs are observable and timely, the values are generally categorized in Level 2 of the fair value hierarchy.

Derivative instruments: Centrally cleared or listed derivatives that are actively traded are valued based on quoted prices from the exchange and are categorized in Level 1 of the fair value hierarchy. Over-the-counter (“OTC”) derivative contracts include forward, swap, swaption, and option contracts related to interest rates, foreign currencies, credit standing of reference entities, equity prices, or commodity prices. Depending on the product and the terms of the transaction, the fair value of the OTC derivative products are modeled taking into account the counterparties’ creditworthiness and using a series of techniques, including simulation models. Many pricing models do not entail material subjectivity because the methodologies employed do not necessitate significant judgments and the pricing inputs are observed from actively quoted markets, as is the case of interest rate swap and option contracts. The majority of OTC derivative products valued by the Portfolio using pricing models fall into this category and are categorized within Level 2 of the fair value hierarchy or Level 3 if inputs are unobservable.

Transamerica Series Trust	Page 3